UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2024

WESTERN URANIUM & VANADIUM CORP.
(Exact Name of Registrant as Specified in its Charter)

Ontario, Canada	000-55626	98-1271843
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

330 Bay Street, Suite 1400, Toronto, Ontario, Canada	M5H 2S8
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (970) 864-2125

N/A
(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

☒ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

Western Uranium & Vanadium Corp. (“Western” or the “Company”) is hereby voluntarily providing as exhibits to this report a copy of the materials relating to the Company’s Annual General and Special Meeting of Shareholders scheduled to be held on June 27, 2024. These materials are being mailed to shareholders of the Company today and filed under the Company’s profile on SEDAR+.

This information is being provided via Form 8-K since Western is currently a foreign private issuer and is therefore exempt, pursuant to SEC Rule 3a12-3(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), from the requirements of Section 14(a) of the Exchange Act and the SEC’s proxy rules in Regulation 14A thereunder.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Notice of Annual General and Special Meeting of Shareholders to be held on June 27, 2024 (the “Shareholder Meeting”) and related Management Information Circular
99.2	Form of Proxy for use at the Shareholder Meeting
99.3	Notice and Access Notification to Shareholders for the Shareholder Meeting
99.4	Request for Financial Statements
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 28, 2024	WESTERN URANIUM & VANADIUM CORP.

	By:	/s/ Robert Klein
Robert Klein Chief Financial Officer

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